NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Bailard Technology & Science Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Fund	Nationwide Small Company Growth Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Growth Fund

Supplement dated September 29, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Geneva Small Cap Growth Fund

Effective as of the close of business on October 30, 2017 (the "Closing Date"), the Nationwide Geneva Small Cap Growth Fund (the "Fund"), subject to certain exceptions noted below, will only be available for investment on a limited basis. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund's net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The continued purchase of Fund shares will be permitted as follows:

• Shareholders of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

• Shareholders of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other Nationwide Funds;

• Group employer benefit plans, including 401(k), 403(b) and 457 plans, and health savings account programs (and their successor, related and affiliated plans), can continue to invest in the Fund and open new plans;

•  Platforms where the Fund is on a model compiled by a Financial Intermediary's research department as of the Closing Date may continue to utilize the Fund for new and existing accounts;

• Approved fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. These particular programs must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

• Other fee-based advisory programs that have not been accepted for continued investment by the Fund and its distributor may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

• Financial advisors who manage approved discretionary fee-based advisory programs (including registered investment advisory firms) and who have included the Fund in their discretionary account models may continue to make Fund shares available to new and existing accounts. These particular programs must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

• Other financial advisors who manage approved discretionary fee-based advisory programs (including registered investment advisory firms) and who have included the Fund in their discretionary account models (that have not been accepted for continued investment by the Fund and its distributor on or before the Closing Date) may continue to utilize the Fund for existing discretionary fee-based advisory programs, but will not be able to open new discretionary fee-based advisory programs after the Closing Date;

• Approved brokerage platforms may continue to utilize the Fund for new and existing accounts. These platforms must by accepted for continued investments by the Fund and its distributor on or before by the Closing Date;

• Other brokerage platforms (that have not been accepted for continued investments by the Fund and its distributor on or before the Closing Date) may continue to utilize the Fund for existing accounts, but will not be able to open new accounts after the Closing Date;

• Current and future Nationwide Funds which are permitted to invest in other Nationwide Funds may purchase shares of the Fund.

In certain limited circumstances, and under the discretion of the Fund and its distributer, the purchase of Fund shares may be open to new investors. Nationwide offers a broad range of investment options, and investors seeking comparable strategies should visit nationwidefinancial.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE